UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2020 (November 19, 2020)

GOLDMAN SACHS BDC, INC.

(Exact name of registrant as specified in charter)

Delaware	814-00998	46-2176593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GSBD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 – Entry into a Material Definitive Agreement.

Underwriting Agreement

On November 19, 2020, Goldman Sachs BDC, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Goldman Sachs Asset Management, L.P. and BofA Securities, Inc., as representative of the several underwriters named in Schedule A thereto, in connection with the issuance and sale of $500,000,000 aggregate principal amount of the Company’s 2.875% notes due 2026 (the “Offering”).

The Offering was made pursuant to the Company’s effective registration statement on Form N-2 (Registration No. 333-250189), a preliminary prospectus supplement and accompanying prospectus and a pricing term sheet, each dated as of and filed with the Securities and Exchange Commission on November 19, 2020.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement filed with this report as Exhibit 1.1 and which is incorporated herein by reference.

Indenture and Second Supplemental Indenture

On November 24, 2020, the Company and Wells Fargo Bank, National Association (the “Trustee”), entered into the Second Supplemental Indenture, dated November 24, 2020, between the Company and the Trustee (the “Second Supplemental Indenture”), which supplements that certain Base Indenture, dated February 10, 2020 (as may be further amended, supplemented or otherwise modified from time to time, the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”). The Second Supplemental Indenture relates to the Company’s issuance of $500,000,000 aggregate principal amount of its 2.875% notes due 2026 (the “Notes”).

The Notes will mature on January 15, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Indenture. The Notes bear interest at a rate of 2.875% per year payable semi-annually on January 15th and July 15th of each year, commencing on July 15, 2021. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s future indebtedness or other obligations that are expressly subordinated, or junior, in right of payment to the Notes, rank pari passu, or equal, in right of payment with all of the Company’s existing and future indebtedness or other obligations that are not so subordinated, or junior, rank effectively subordinated, or junior, to any of the Company’s secured indebtedness or other obligations (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally subordinated, or junior, to all future indebtedness and other obligations (including trade payables) incurred by the Company’s subsidiaries.

The Indenture contains certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements, and to provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, the Company will generally be required to make an offer to purchase the outstanding Notes at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the repurchase date.

The Notes were offered and sold in an offering registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement on Form N-2 (File No. 333-250189). The Offering closed on November 24, 2020. The net proceeds to the Company were approximately $490.0 million, after deducting the underwriting discounts and commissions of approximately $6.25 million payable by the Company and estimated offering expenses of approximately $2.3 million payable by the Company. The Company intends to use the net proceeds of the Offering to pay down a portion of the Company’s senior secured revolving credit agreement with Truist Bank (formerly known as SunTrust Bank), as administrative agent, and Bank of America, N.A., as syndication agent, following the closing of the Offering.

The foregoing descriptions of the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03. – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 19, 2020, by and among Goldman Sachs BDC, Inc., Goldman Sachs Asset Management, L.P. and BofA Securities, Inc., as representative of the several underwriters named in Schedule A thereto.

4.1	Indenture, dated as of February 10, 2020, by and between Goldman Sachs BDC, Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (file no. 814-00998), filed on February 11, 2020).

4.2	Second Supplemental Indenture, dated as of November 24, 2020, relating to the 2.875% Notes due 2026, by and between Goldman Sachs BDC, Inc. and Wells Fargo Bank, National Association, as trustee.

4.3	Form of 2.875% Notes due 2026 (included in Exhibit 4.2 hereto).

5.1	Opinion and Consent of Fried, Frank, Harris, Shriver & Jacobson LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS BDC, INC. (Registrant)

Date: November 24, 2020	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer